ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                              TAYLOR MADISON CORP.
                           CERTIFICATE OF DESIGNATION,
                             PREFERENCES AND RIGHTS
                                       OF
                            SERIES B PREFERRED STOCK
                      (Pursuant to Section 607.0602 of the
                        Florida Business Corporation Act)

     Taylor Madison Corp., a corporation organized and existing under the laws of the State of Florida (the "CORPORATION"), hereby certifies that the Board of Directors of the Corporation (the "BOARD OF DIRECTORS" or the "BOARD"), pursuant to authority of the Board of Directors as required by Section 607.0602 of the Florida Business Corporation Act, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, has and hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), and hereby states the designation and number of shares, and fixes the rights, preferences, privileges, powers and restrictions thereof, as follows:

                 SERIES B PREFERRED STOCK DESIGNATION AND AMOUNT

     2,300,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "SERIES B PREFERRED STOCK" with the following rights, preferences, powers, privileges, restrictions, qualifications and limitations.

     1.     Voting.
            ------

          a. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series B Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the provisions of Section 1(b)
                                                                    ------------
below, holders of Series B Preferred Stock shall vote together with the holders of Common Stock, and with the holders of any other series of Preferred Stock the terms of which so provide, together as a single class.

          b. At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Designation, and in addition to any other vote required by law or this Certificate of Designation, without the written consent or affirmative vote of the holders of a majority of the then-outstanding shares of Series B Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class from the Common Stock, the Corporation shall not, either directly or by amendment, merger, consolidation or otherwise:

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               (i)     increase  the  authorized  number  of  shares of Series B
Preferred  Stock;

               (ii) alter or change the voting or other powers, preferences, or other rights, privileges or restrictions of the Series B Preferred Stock contained herein (by merger, consolidation or otherwise);

               (iii) make or authorize, or permit the authorization of, any material change in the nature or scope of the business of the Corporation; or

               (iv) cause or authorize, or permit any of its subsidiaries to authorize or take any of the foregoing actions. For purposes of this Section
                                                                         -------
1(b)(iv),  "SUBSIDIARY"  means  any  entity  of  which  securities  or ownership
--------
interests having voting power to elect a majority of the board of directors or other persons performing similar functions or otherwise granting the holder Control are directly or indirectly beneficially owned by the Corporation. For purposes of this Certificate of Designation, "CONTROL" means the possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

     2.     Dividends.
            ---------

          a.     Amount.  From  and after the date of the issuance of any shares
                 ------
of Series B Preferred Stock, each holder of Series B Preferred Stock shall receive, in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series B Preferred Stock as would equal the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all such shares of such class or series had been converted into Common Stock and all Series B Preferred Stock had been converted into Common Stock, and (2) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock, calculated on the record date for determination of holders entitled to receive such dividend.

          b.     Cumulative Dividends on Series B Preferred Stock.     Dividends
                 ------------------------------------------------
declared or paid for shares of Series B Preferred Stock shall not be cumulative.

     3.     Liquidation,  Dissolution,  or  Winding-Up;  Certain  Mergers,
            --------------------------------------------------------------
            Consolidations  and Asset  Sales.
            --------------------------------

          a.     Payments  to  Holders  of  Series B Preferred Stock.     In the
                 ---------------------------------------------------
event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets available for distribution to its stockholders an amount equal to such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or
              ----------
winding-up (the "SERIES B LIQUIDATION AMOUNT"). If, upon any such liquidation, dissolution or winding-up of the Corporation, the remaining assets available for distribution to its stockholders shall be insufficient to pay the holder of shares of Series B Preferred stock, the holders of the shares of Series B Preferred Stock shall share ratably in any distribution of the remaining assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.


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          b.     Deemed Liquidation Events.
                 -------------------------

               (i) The following events shall be deemed to be a liquidation of the Corporation for purposes of this Section 3 (a "DEEMED LIQUIDATION
                                               ----------
EVENT"), unless the holders of a majority of the shares of Series B Preferred Stock elect otherwise by written notice given to the Corporation at least five
(5)  days  prior  to  the  effective  date  of  any  such  event:

                    A.     a  merger  or  consolidation  in  which

                         (I)     the  Corporation  is  a  constituent  party, or

                         (II)    a subsidiary of the Corporation is a
                                 constituent party and the Corporation
                                 issues shares of its capital stock
                                 pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Section 3(b)(i), all shares of Common Stock issuable upon
                   ----------------
exercise of options outstanding immediately prior to such merger or consolidation, or upon conversion of convertible securities outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

                    B. the sale, lease, transfer, or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all of the assets of the Corporation and its subsidiaries, taken as a whole, except where such sale, lease, transfer, or other disposition is to a wholly-owned subsidiary of the Corporation.

               (ii)     Whenever the distribution provided for in this Section 3
                                                                       ---------
shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property, rights or securities as determined in good faith by the Board of Directors of the Corporation.

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     4.     Mandatory  Conversion.
            ---------------------

          a. Contemporaneously with the completion of a 1-for-31 reverse stock split (the "MANDATORY CONVERSION DATE") pursuant to a certain Share Exchange Agreement, of even date herewith, by and among Telzuit Technologies, LLC, Telzuit Technologies, Inc., James Tolan, Taylor Madison Corp., and certain other purchasers, (i) each outstanding share of Series B Preferred Stock shall automatically be converted, without any adjustment for the 1-for-31 reverse stock split, into twelve (12) shares of Common Stock, and (ii) the shares of Series B Preferred Stock may not be reissued by the Corporation as shares of such series. As a point of clarification, the 1-for-31 reverse stock split shall not result in any adjustments whatsoever to the preferences and rights of the Series B Preferred Stock set forth in Section 1 ("Voting"), Section 2
                                                 ---------             ---------
("Dividends"),  Section  3  ("Liquidation,  Dissolution,  or Winding-up; Certain
                ----------
Mergers,  Consolidations  and  Asset  Sales"),  or  this,  Section 4 ("Mandatory
                                                           ---------
Conversion").

          b. All holders of record of shares of Series B Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series B Preferred Stock pursuant to this Section 4. Such notice need not be given in advance of
                         ---------
the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, or given by electronic communication in compliance with the provisions of the Florida Business
Corporation Act, to each record holder of Series B Preferred Stock. Upon receipt of such notice, each holder of shares of Series B Preferred Stock shall surrender his, her or its certificate(s) for all such shares to the Corporation at the place designated in such notice, and shall thereunder receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to Section 4(a). On the Mandatory Conversion Date, all
                        -------------
outstanding shares of Series B Preferred Stock shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series B Preferred Stock so converted, including the rights, if any, to receive notices and to vote (other than as a holder of Common Stock), will terminate, except the right of the holders thereof, upon surrender of their certificate(s) therefor, to receive certificates for the number of shares of Common Stock into which such Series B Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument(s) of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate(s) for Series B Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, on his, her or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such Conversion in accordance with the provisions hereof.

          c. All certificates evidencing shares of Series B Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Series B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder(s) thereof to surrender such certificate(s) on or prior to such date. Such converted Series B Preferred Stock may not be reissued as shares of such Series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.


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

     5.     Optional Conversion.  The holders of the Series B Preferred Stock
            -------------------
shall have no optional conversion rights.

     6.     Redemption.     There shall be no redemption of shares of Series B
            ----------
Preferred Stock.

     7.     Waiver.  Any of the rights, powers, or preferences of the holders of
            ------
Series B Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding.

     IN WITNESS WHEREOF, this Certificate of Designation has been executed by a duly authorized officer of the Corporation on this 6th day of May, 2005.


                                   TAYLOR MADISON CORP.


                                   By:
                                      ---------------------------------
                                   Name:  Lucien Lallouz
                                   Title: Chief Executive Officer


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